EXHIBIT 24.1

                               POWER OF ATTORNEY

     Each of the undersigned directors and officers of Roto-Rooter, Inc. hereby severally constitutes and appoints Naomi C. Dallob, as attorney-in-fact for the undersigned, in any and all capacities, with full power of substitution, to sign one or more registration statements on Form S-3 relating to the capital stock (the "Securities") of Roto-Rooter, Inc. and any amendments thereto (including any post-effective amendments) and any subsequent registration statement filed by Roto-Rooter, Inc. pursuant to Rule 462(b) of the Securities Act of 1933 and to file the same with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

             SIGNATURES                       TITLE                 DATE
--------------------------------  -------------------------   -----------------

        /s/ Edward L. Hutton           Director               April 20, 2004
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         (Edward L. Hutton

     /s/ Charles H. Erhart, Jr.        Director               April 21, 2004
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      (Charles H. Erhart, Jr.)

        /s/ Joel F. Gemunder           Director               April 29, 2004
--------------------------------
         (Joel F. Gemunder)

        /s/ Thomas C. Hutton           Director               April 21, 2004
--------------------------------
         (Thomas C. Hutton)

         /s/ Sandra E. Laney           Director               April 21, 2004
--------------------------------
          (Sandra E. Laney)

       /s/ Timothy S. O'Toole          Director               April 22, 2004
--------------------------------
        (Timothy S. O'Toole)

       /s/ Donald E. Saunders          Director               April 23, 2004
--------------------------------
        (Donald E. Saunders)

       /s/ George J. Walsh III         Director               April 22, 2004
--------------------------------
        (George J. Walsh III)

          /s/ Frank E. Wood            Director               April 22, 2004
--------------------------------
           (Frank E. Wood)